SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   F O R M 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 16, 1996
                                            --------------------------------


                               CIT RV Trust 1996-B
    ------------------------------------------------------------------------
              Exact name of registrant as specified in its charter)


                                    Delaware
    ------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                      333-07249-02                        0
    ------------------------------------------------------------------------
           (Commission File Number) (IRS Employer Identification No.)


                   650 CIT Drive, Livingston, New Jersey 07039
    ------------------------------------------------------------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  (201) 740-5000
                                              ------------------------------

                                       N/A
    ------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events.
        -------------

               On December 16, 1996, Mellon Bank (Delaware), as Owner Trustee, made the monthly distribution to the holders of The CIT RV Trust 1996-B, Class A-1 6.00% Asset Backed Notes, Class A-2 6.40% Asset Backed Notes, Class A-3 6.65% Asset Backed Notes and 7.10% Asset Backed Certificates.


Item 7. Financial Statements and Exhibits.
        ----------------------------------

               (c)    Exhibits.

                      The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

        Exhibit No.          Description                                Page
        -----------          -----------                                ----

        28                   Monthly Report delivered by                3
                             the Trustee to Certificateholders
                             in connection with distributions
                             on December 16, 1996


SIGNATURES
----------

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE CIT GROUP/SALES FINANCING,
                                            INC., as servicer



                                            By: /s/ Richard J. Gugliada
                                                -------------------------
                                            Name:  Richard  J. Gugliada
                                            Title: Vice President

Dated:  December 19, 1996

                       THE CIT GROUP/SALES FINANCING, INC.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned states that he is a Vice President of The CIT Group/Sales Financing, Inc., a corporation organized under the laws of Delaware ("CITSF"), and that as such he is duly authorized to execute and deliver this certificate on behalf of CITSF pursuant to Section 4.09 of the Sale and Servicing Agreement, dated as of August 1, 1996 (the "Agreement"), among CITSF, The CIT Group Securitization Corporation II and Mellon Bank (DE), National Association, as Owner Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further states that:

1.  The Monthly Report for the period from November 1, 1996 to November 30, 1996
                                           -------------------------------------
    attached to this certificate is complete and accurate in accordance with the requirements of Sections 4.09 and 5.08 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


IN WITNESS  WHEREOF,  he has affixed  hereunto  his  signature  this 11th day of
                                                                     -----------
December 1996.
--------------

                                       THE CIT GROUP/SALES FINANCING, INC.


                                       BY Frank Garcia
                                          ----------------------
                                          Frank Garcia
                                          Vice President

                             The CIT RV TRUST 1996-B
                       CLASS A-1 6.00% ASSET BACKED NOTES
                       CLASS A-2 6.40% ASSET BACKED NOTES
                       CLASS A-3 6.65% ASSET BACKED NOTES
                         7.10% ASSET BACKED CERTIFICATES
                            MONTHLY SERVICER'S REPORT

                                                Record Date            11/30/96
                                                Determination Date     12/11/96
                                                Remittance Date        12/16/96



I.     All Payments on the Contract                                6,168,108.39
II.    All Liquidation Proceeds on the Contract
         with respect to Principal                                         0.00
III.   Repurchased Contracts                                               0.00
IV.    Investment Earnings on Collection Account                           0.00
V.     Servicer Monthly Advances                                     157,799.28
VI.    Reimbursement of Prior Month Advances                        -113,477.22
VII.   Distribution from the Reserve Account                          54,465.50
VIII.  Deposits from the Pre-Funding Account                               0.00
IX.    Deposits from the Capitalized Interest Account                      0.00

Total Available Amount                                            $6,266,895.95
                                                                  =============

DISTRIBUTION AMOUNTS
--------------------

1.   Class A-1 Note Interest Distribution           388,648.55
     Class A-1 Note Principal Distribution        4,232,304.17
     Aggregate Class A-1 Note Distribution                         4,620,952.72

2.   Class A-2 Note Interest Distribution           400,000.00
     Class A-2 Note Principal Distribution                0.00
     Aggregate Class A-2 Note Distribution                           400,000.00

3.   Class A-3 Note Interest Distribution           346,908.33
     Class A-3 Note Principal Distribution                0.00
     Aggregate Class A-3 Note Distribution                           346,908.33

4.   Certificate Interest Distribution               85,200.00
     Certificate Principal Distribution                   0.00
     Aggregate Certificate Distribution                               85,200.00

5.   Amounts to Servicer (includes Investment Earnings)               95,720.71

6.   Deposits to the Reserve Account                                       0.00

7.  Amounts to Holder of GP Interest from Excess
      Collections                                    663,648.69
    Distribution from the Reserve Account
      to Holder of GP Interest                        54,465.50

    Total Amounts to Holder of GP Interest                           718,114.19


Total Distribution Amount                                         $6,266,895.95
                                                                  =============

INTEREST
--------
1.   Current Interest Requirement
              (a) Class A-1 Notes @ 6.000%            388,648.55
              (b) Class A-2 Notes @ 6.400%            400,000.00
              (c) Class A-3 Notes @ 6.650%            346,908.33
                     Aggregate Interest on Notes                   1,135,556.88
              (d) Certificates @ 7.100%                               85,200.00

2.   Remaining Interest Shortfall
              (a) Class A-1 Notes                           0.00
              (b) Class A-2 Notes                           0.00
              (c) Class A-3 Notes                           0.00
              (d) Certificates                              0.00

3.   Total Distribution of Interest
              (a) Class A-1 Notes                     388,648.55
              (b) Class A-2 Notes                     400,000.00
              (c) Class A-3 Notes                     346,908.33
                     Total Aggregate Interest
                         on Notes                                  1,135,556.88
              (d) Certificates                                        85,200.00

PRINCIPAL
---------
                                Number of Contracts
                                -------------------
1.   Amount of Stated Principal
       Collected                                   1,568,910.09
2.   Amount of Principal
       Prepayment Collected                 120    2,663,394.08
3.   Amount of Liquidated Contract            0            0.00
4.   Amount of Repurchased Contract           0            0.00
Total Formula Principal Distribution
     Amount                                                        4,232,304.17

5.   Principal Balance before giving effect
          to Principal Distribution               Pool Factor
                                                  -----------
              (a) Class A-1 Notes                   0.8832922     77,729,709.66
              (b) Class A-2 Notes                   1.0000000     75,000,000.00
              (c) Class A-3 Notes                   1.0000000     62,600,000.00
              (d) Certificates                      1.0000000     14,400,000.00

6.   Principal Distribution
              (a) Class A-1 Notes                                  4,232,304.17
              (b) Class A-2 Notes                                          0.00
              (c) Class A-3 Notes                                          0.00
              (d) Certificates                                             0.00

7.   Principal Balance after giving effect
        to Principal Distribution                 Pool Factor
                                                  -----------
              (a) Class A-1 Notes                   0.8351978     73,497,405.49
              (b) Class A-2 Notes                   1.0000000     75,000,000.00
              (c) Class A-3 Notes                   1.0000000     62,600,000.00
              (d) Certificates                      1.0000000     14,400,000.00

POOL DATA                                            Aggregate
---------                          Number        Principal Balance
                                   ------        -----------------
1.   Pool Stated Principal Balance
      as of 11/30/96                9,381      225,497,405.49

2.   Delinquency Information                                       %Delinquent
                                                                   -----------
              (a) 31-59 Days           58        1,595,997.91            0.708%
              (b) 60-89 Days           17          522,673.59            0.232%
              (c) 90-119 Days           8          238,320.59            0.106%
              (d) 120-179 Day           4          145,565.60            0.065%
              (e) 180 Days or more      0                0.00            0.000%

3.   Contracts Repossessed during the
       Due Period                       5           85,258.07

4.   Current Repossession Inventory     7          154,251.65

5.   Net Realized Losses during the
      Due Period                        0                0.00

6.   Current Net Cumulative Realized
      Losses                            0              -61.21

7.   Weighted Average Contract Rate of
       all Outstanding Contracts                                        10.367%

8.   Weighted Average Remaining Term to
       Maturity of all Outstanding Contracts                            150.099

MISCELLANEOUS
-------------

1.   Monthly Servicing Fees (Includes
       Amount of Investment Earnings)                                 95,720.71

2.   Servicer Advances                                               157,799.28

3.   Opening Balance of the Reserve Account                        2,299,884.57
      Deposits to the Reserve Account                     0.00
      Investment Earnings in the Reserve Account      9,554.98
      Distribution from the Reserve Account         -54,465.50
      Ending Balance of the Reserve Account                        2,254,974.05

4.   Opening Balance of funds on deposit in the
       Prefunding Account                                                  0.00
      Monthly interest on Prefunding Account              0.00
      Transfer of funds from Prefunding Account
       for Subsequent Contracts                           0.00
      Transfer of funds from Prefunding Account to
       Collection Account                                 0.00
      Transfer of funds from Prefunding Account to
       Available Principal Distribution                   0.00
      Ending Balance of Prefunding Account                                 0.00

5.   Opening Balance in the Capitalized Interest Account                   0.00
      Monthly Interest on Capitalized Interest Account    0.00
      Transfer of funds from Capitalized Interest Account
        to Collection Account                             0.00
      Ending Balance in the Capitalized Interest Account                   0.00

6.   Number of Subsequent Contracts                                           0

7.   Aggregate Principal Balance of Subsequent Contracts                   0.00

8.   Number of Subsequent Contracts Purchased since the
     preceding Distribution Date                                          3,034

9.   Aggregate Stated Principal Balance of the Subsequent
      Contracts Purchased Since the preceding Distribution
        Date                                                      75,723,876.20